                      SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, DC  20549
                             _____________________

                                   FORM 8-A

               FOR REGISTRATION OF CERTAIN CLASSES OF SECURITIES
                   PURSUANT TO SECTION 12(b) OR 12(g) OF THE
                        SECURITIES EXCHANGE ACT OF 1934

                         Crestline Capital Corporation
--------------------------------------------------------------------------------
             (Exact Name of Registrant as Specified in Its Charter)


                  Maryland                             53-0085950
--------------------------------------------   ---------------------------
(State of Incorporation or Organization)           (I.R.S. Employer
                                                    Identification no.)

 10400 Fernwood Road, Bethesda, Maryland                   20817
--------------------------------------------   ---------------------------
  (Address of Principal Executive Offices)              (Zip Code)

 If this form relates to the              If this form relates to the
 registration of a class of securities    registration of a class of securities
 pursuant to Section 12(b) of the         pursuant to Section 12(g) of the
 Exchange Act and is effective            Exchange Act and is effective
 pursuant to General Instruction          pursuant to General Instruction
 A. (c), please check the following       A. (d), please check the following
 box. [X]                                 box. [ ]


Securities Act registration statement file number to which this form relates:
333-64657
---------
(If applicable)

Securities to be registered pursuant to Section 12(b) of the Act:

      Title of Each Class                  Name of Each Exchange on Which
      to be so Registered                  Each Class is to be Registered
      -------------------                  ------------------------------

 Common Stock, $.01 par value                  New York Stock Exchange
 ----------------------------         --------------------------------------


Securities to be registered pursuant to Section 12(g) of the Act:

                                    (none)
--------------------------------------------------------------------------------
                               (Title of Class)
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                INFORMATION REQUIRED IN REGISTRATION STATEMENT


Item 1.    Description of Registrant's Securities to be Registered.

     The information required by Item 1 with respect to the Common Stock of the Registrant is hereby incorporated by reference to the description of the Registrant's capital stock set forth under the heading "Description of Capital Stock" in the Registrant's Registration Statement on Form S-1 (File No. 333-64657), as filed with the Securities and Exchange Commission on September 29, 1998, and any amendments to such Registration Statement filed subsequently thereto (the "Form S-1"), including any form of Prospectus filed pursuant to Rule 424(b) promulgated under the Securities Act of 1933, as amended.

Item 2.    Exhibits.

     The securities to be registered are to be registered on the New York Stock Exchange, on which no other securities of the Registrant are registered. The following exhibits, which represent copies of the constituent instruments defining the rights of the holders of Common Stock, are incorporated by reference to the specified exhibits to the Form S-1 as part of this Registration
Statement:

     1. Articles of Incorporation of the Registrant (incorporated by reference to Exhibit 3.1 to the Form S-1).

     2. Bylaws of the Registrant (incorporated by reference to Exhibit 3.2 to the Form S-1).

     3. Form of Articles of Amendment and Restatement of Articles of Incorporation of the Registrant (incorporated by reference to Exhibit
        3.3 to the Form S-1).

     4. Form of Common Stock Certificate of the Registrant (incorporated by reference to Exhibit 4.1 of the Form S-1).

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                                   SIGNATURE



     Pursuant to the requirements of Section 12 of the Securities Exchange Act of 1934, the registrant has duly caused this registration statement to be signed on its behalf by the undersigned, thereto duly authorized.

                                        CRESTLINE CAPITAL CORPORATION



Date:   November 19, 1998               By:   /s/  JAMES L. FRANCIS
                                            ------------------------
                                            James L. Francis
                                            Executive Vice President,
                                            Chief Financial Officer
                                            and Treasurer